SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    July 20, 1994

                          SUNAMERICA INC.

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                  1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER, CENTURY CITY
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

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Item 5.     Other Events
            -------------

            The Registrant has released earnings information for the period ending June 30, 1994.

            See the attached Condensed Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20  Condensed Consolidated Income Statement



                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   July 20, 1994               By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller


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
                                         EXHIBIT 20
                                       SUNAMERICA INC.
                           CONDENSED CONSOLIDATED INCOME STATEMENT
                       (In thousands, except per common share amounts)
                                 Three months ended June 30,    Nine months ended June 30,
                                ----------------------------    --------------------------
                                          1994          1993            1994          1993
                                --------------   -----------    ------------   -----------
Investment income               $      187,019   $   190,994    $    560,952   $   549,809
Interest expense                      (112,778)     (121,295)       (345,261)     (370,418)
                                --------------   -----------    ------------   -----------
NET INVESTMENT INCOME                   74,241        69,699         215,691       179,391
                                --------------   -----------    ------------   -----------
NET REALIZED INVESTMENT LOSSES          (5,312)       (4,468)        (16,566)      (13,541)
                                --------------   -----------    ------------   -----------
Fee income:
  Variable annuity fees                 19,837        17,048          59,148        49,013
  Asset management fees                  7,541         8,438          24,017        24,281
  Net retained commissions               8,287         6,234          23,525        16,737
  Trust fees                             3,081         2,756           9,051         8,288
                                --------------   -----------    ------------  ------------
TOTAL FEE INCOME                        38,746        34,476         115,741        98,319
                                --------------   -----------    ------------  ------------
Other income and expenses:
  Surrender charges                      2,883         2,325           8,034         7,292
  General and administrative
    expenses                           (32,198)      (37,576)        (98,155)     (102,020)
  Amortization of deferred
    acquisition costs                  (17,241)      (13,027)        (48,574)      (38,562)
  Other, net                                44             6              63         1,670
                                 -------------   -----------    ------------  ------------
TOTAL OTHER INCOME AND EXPENSE         (46,512)      (48,272)       (138,632)     (131,620)
                                 -------------   -----------    ------------  ------------
PRETAX INCOME                           61,163        51,435         176,234       132,549

Income tax expense                     (19,100)      (17,600)        (54,600)      (41,100)
                                 -------------   -----------    ------------  ------------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES                          42,063        33,835         121,634        91,449

Cumulative effect of change in
  accounting for income taxes               --            --         (33,500)           --
                                 -------------   -----------    ------------  ------------
NET INCOME                       $      42,063   $    33,835    $     88,134  $     91,449
                                 =============   ===========    ============  ============
PER COMMON SHARE:
  Income before cumulative effect
    of change in accounting for
    income taxes                 $        0.91   $      0.70    $       2.63  $       2.00
  Cumulative effect of change in
    accounting for income taxes             --            --           (0.81)           --
                                 -------------   -----------    ------------   -----------
  Net income                     $        0.91   $      0.70    $       1.82   $      2.00
                                 =============   ===========    ============   ===========
AVERAGE COMMON SHARES
  OUTSTANDING                          41,546         42,461          41,596        39,625
                                 =============   ===========    ============   ===========